Exhibit 23
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            Consent of Independent Public Accountants


As independent public accountants, we hereby consent to the incorporation of our report included in the United Air Lines, Inc. Form 10-K for the year ended December 31, 1998, into the Company's previously filed Form S-3 Registration Statement (File No. 33-46033), as amended, and the Form S-3 Registration Statement (File No. 33-57192), as amended.


                                   /s/ Arthur Andersen LLP
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                                   Arthur Andersen LLP


Chicago, Illinois
March 17, 1999